UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 14, 2010 (January 8, 2010)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Tai'an City, Shandong
People's Republic of China		271000
(Address of Principal Executive Offices)		(Zip Code)

86-538 -620-2306
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2010, Dr. Jie Gan resigned from the board of directors of China Biologic Products, Inc. (the "Company"), effective immediately. Dr. Gan’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The board of directors of the Company is currently reviewing candidates to fill the vacancy caused by Dr. Gan’s departure and will announce the appointment of a suitable candidate as soon as such determination is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2010	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer